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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     333-100675              36-4509743
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 (STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)

60 Wall Street
New York, NY                                            10019
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(ADDRESS OF PRINCIPAL                                 (ZIP CODE)
  EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010




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                                       -2-

Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about February 27, 2004, the Registrant will cause the issuance and sale of approximately $271,405,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-2 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2004, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer, and HSBC Bank (USA), as trustee.

                  Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.


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                                       -3-

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a) FINANCIAL STATEMENTS.

                    Not applicable.

           (b) PRO FORMA FINANCIAL INFORMATION.

                    Not applicable.

           (c)      EXHIBITS

                    ITEM 601(a) OF
                    REGULATION S-K
      EXHIBIT NO.   EXHIBIT NO.         DESCRIPTION
      -----------   -----------         -----------
           1            99.1            Computational Materials (as defined
                                        in Item 5) that have been provided
                                        by the Underwriter to certain
                                        prospective purchasers of Deutsche
                                        Mortgage Securities, Inc. Mortgage
                                        Loan Trust, Series 2004-2. The
                                        Computational Materials have been
                                        filed on paper pursuant to a
                                        continuing hardship exemption from
                                        certain electronic requirements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2004

                                       DEUTSCHE ALT-A SECURITIES, INC.


                                       By: /s/ Michael Commaroto
                                          ----------------------------------
                                       Name:   Michael Commaroto
                                       Title:  President

                                       By: /s/ Steve Katz
                                          ----------------------------------
                                       Name:   Steve Katz
                                       Title:  Vice President


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                                  EXHIBIT INDEX

                  Item 601(a) of   Sequentially
                  Regulation S-K   Numbered
Exhibit Number    Exhibit No.      Description                              Page
--------------    -----------      -----------                              ----
1                 99.1             Computational Materials (as defined        6
                                   in Item 5) that have been provided
                                   by the Underwriter to certain
                                   prospective purchasers of Deutsche
                                   Mortgage Securities, Inc. Mortgage
                                   Loan Trust, Series 2004-2. The
                                   Computational Materials have been
                                   filed on paper pursuant to a
                                   continuing hardship exemption from
                                   certain electronic requirements.


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                                    EXHIBIT 1